PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1995-1
                            1999 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/99:      $128,448,383.80
Total Class A Distributions Per $1,000 of Original Investment:        $338.02

Total Class B Distributions For The Year Ended 12/31/99:        $1,117,106.43
Total Class B Distributions Per $1,000 of Original Investment:         $55.86

Class A Distributions Allocated To Certificate Principal:     $108,571,428.56
Class A Distributions of Principal Per $1,000 of Original Investment: $285.71

Class B Distributions Allocated to Certificate Principal                $0.00
Class B Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class A Distributions Allocated To Certificate Interest:       $19,876,955.24
Class A Distributions of Interest Per $1,000 of Original Investment:   $52.31

Class B Distributions Allocated to Certificate Interest         $1,117,106.43
Class B Distributions of Interest Per $1,000 of Original Investment:   $55.86

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1996-1
                            1999 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/99:       $20,400,639.14
Total Class A Distributions Per $1,000 of Original Investment:         $53.83

Total Class B Distributions For The Year Ended 12/31/99:        $1,162,315.92
Total Class B Distributions Per $1,000 of Original Investment:         $55.35

Class A Distributions Allocated To Certificate Principal:               $0.00
Class A Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class B Distributions Allocated to Certificate Principal                $0.00
Class B Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class A Distributions Allocated To Certificate Interest:       $20,400,639.14
Class A Distributions of Interest Per $1,000 of Original Investment:   $53.83

Class B Distributions Allocated to Certificate Interest         $1,162,315.92
Class B Distributions of Interest Per $1,000 of Original Investment:   $55.35

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            1999 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/99:       $22,747,435.31
Total Class A Distributions Per $1,000 of Original Investment:         $53.52

Total Class B Distributions For The Year Ended 12/31/99:        $1,874,851.48
Total Class B Distributions Per $1,000 of Original Investment:         $55.55

Total Collateral Interest Distributions For The Year
 Ended 12/31/99:                                                $1,661,287.54
Total Collateral Interest Distributions Per $1,000 of
 Original Investment:                                                  $40.27

Class A Distributions Allocated To Certificate Principal:               $0.00
Class A Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class B Distributions Allocated to Certificate Principal                $0.00
Class B Distributions of Principal Per $1,000 of Original Investment:   $0.00

Collateral Interest Distributions Allocated to Collateral Principal:    $0.00
Collateral Interest Distributions of Principal Per $1,000 of
 Original Investment:                                                   $0.00

Class A Distributions Allocated To Certificate Interest:       $22,747.435.31
Class A Distributions of Interest Per $1,000 of Original Investment:   $53.52

Class B Distributions Allocated to Certificate Interest         $1,874,851.48
Class B Distributions of Interest Per $1,000 of Original Investment:   $55.55

Collateral Interest Distributions Allocated to Collateral
 Interest:                                                      $1,661,287.54
Collateral Interest Distributions of Interest Per $1,000 of
 Original Investment:                                                  $40.27

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-2
                            1999 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/99:       $22,790,525.60
Total Class A Distributions Per $1,000 of Original Investment:         $53.62

Total Class B Distributions For The Year Ended 12/31/99:        $1,878,273.36
Total Class B Distributions Per $1,000 of Original Investment:         $55.65

Total Collateral Interest Distributions For The Year
 Ended 12/31/99:                                                $1,786,642.18
Total Collateral Interest Distributions Per $1,000 of
 Original Investment:                                                  $43.31

Class A Distributions Allocated To Certificate Principal:               $0.00
Class A Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class B Distributions Allocated to Certificate Principal                $0.00
Class B Distributions of Principal Per $1,000 of Original Investment:   $0.00

Collateral Interest Distributions Allocated to Collateral Principal:    $0.00
Collateral Interest Distributions of Principal Per $1,000 of
 Original Investment:                                                   $0.00

Class A Distributions Allocated To Certificate Interest:       $22,790,525.60
Class A Distributions of Interest Per $1,000 of Original Investment:   $53.62

Class B Distributions Allocated to Certificate Interest         $1,878,273.36
Class B Distributions of Interest Per $1,000 of Original Investment:   $55.65

Collateral Interest Distributions Allocated to Collateral
 Interest:                                                      $1,786,642.18
Collateral Interest Distributions of Interest Per $1,000 of
 Original Investment:                                                  $43.31

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1998-1
                            1999 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/99:       $18,428,071.16
Total Class A Distributions Per $1,000 of Original Investment:         $53.73

Total Class B Distributions For The Year Ended 12/31/99:        $1,505,356.20
Total Class B Distributions Per $1,000 of Original Investment:         $55.75

Total Collateral Interest Distributions For The Year
 Ended 12/31/99:                                                $1,141,384.20
Total Collateral Interest Distributions Per $1,000 of
 Original Investment:                                                  $38.05

Class A Distributions Allocated To Certificate Principal:               $0.00
Class A Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class B Distributions Allocated to Certificate Principal                $0.00
Class B Distributions of Principal Per $1,000 of Original Investment:   $0.00

Collateral Interest Distributions Allocated to Collateral Principal:    $0.00
Collateral Interest Distributions of Principal Per $1,000 of
 Original Investment:                                                   $0.00

Class A Distributions Allocated To Certificate Interest:       $18,428,071.16
Class A Distributions of Interest Per $1,000 of Original Investment:   $53.73

Class B Distributions Allocated to Certificate Interest         $1,505,356.20
Class B Distributions of Interest Per $1,000 of Original Investment:   $55.75

Collateral Interest Distributions Allocated to Collateral
 Interest:                                                      $1,141,384.20
Collateral Interest Distributions of Interest Per $1,000 of
 Original Investment:                                                  $38.05

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1999-1
                            1999 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/99:        $4,120,489.94
Total Class A Distributions Per $1,000 of Original Investment:         $12.19

Total Class B Distributions For The Year Ended 12/31/99:          $371,521.22
Total Class B Distributions Per $1,000 of Original Investment:         $12.81

Class A Distributions Allocated To Certificate Principal:               $0.00
Class A Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class B Distributions Allocated to Certificate Principal                $0.00
Class B Distributions of Principal Per $1,000 of Original Investment:   $0.00

Collateral Interest Distributions Allocated to Collateral Principal:    $0.00
Collateral Interest Distributions of Principal Per $1,000 of
 Original Investment:                                                   $0.00

Class A Distributions Allocated To Certificate Interest:        $4,120,489.94
Class A Distributions of Interest Per $1,000 of Original Investment:   $12.19

Class B Distributions Allocated to Certificate Interest           $371,521.22
Class B Distributions of Interest Per $1,000 of Original Investment:   $12.81

Collateral Interest Distributions Allocated to Collateral
 Interest:                                                        $280,146.22
Collateral Interest Distributions of Interest Per $1,000 of
 Original Investment:                                                   $8.49